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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.     )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HEALTHPEAK PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84633-P44874 HEALTHPEAK PROPERTIES, INC. 4600 SOUTH SYRACUSE STREET SUITE 500 DENVER, CO 80237 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET HEALTHPEAK PROPERTIES, INC. Virtually at: www.virtualshareholdermeeting.com/DOC2026 You invested in HEALTHPEAK PROPERTIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2026. Vote Virtually at the Meeting* April 30, 2026 10:00 a.m. Mountain Time Get informed before you vote View the Notice, 2026 Proxy Statement and the 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84634-P44874 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Scott M. Brinker For 1b. Katherine M. Sandstrom For 1c. John T. Thomas For 1d. Brian G. Cartwright For 1e. James B. Connor For 1f. R. Kent Griffin, Jr. For 1g. Sara G. Lewis For 1h. Ava E. Lias-Booker For 1i. Richard A. Weiss For 2. Approval of 2025 executive compensation on an advisory basis. For 3. Ratification of the appointment of Deloitte & Touche LLP as Healthpeak Properties, Inc.’s independent registered public accounting firm for the year ending December 31, 2026. For NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.